UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 ____________________________________
FORM 8-K
 ____________________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 7, 2022
____________________________________
SONIC AUTOMOTIVE, INC.
(Exact name of registrant as specified in its charter)
 ____________________________________
Delaware
(State or other jurisdiction
of incorporation)

1-13395	56-2010790
(Commission File Number)	(IRS Employer Identification No.)

4401 Colwick Road
Charlotte,	North Carolina	28211
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (704) 566-2400
Not Applicable
(Former name or former address, if changed since last report.)
 ____________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.01 per share	SAH	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01.    Entry into a Material Definitive Agreement.
Credit Agreement Amendment

On October 7, 2022, Sonic Automotive, Inc. (the “Company”) and certain of its subsidiaries entered into Amendment No. 2 to Fifth Amended, Restated and Consolidated Credit Agreement (the “Second Credit Agreement Amendment”) with Bank of America, N.A., as administrative agent, revolving swing line lender, new vehicle swing line lender, used vehicle swing line lender letter of credit issuer and lender, BMW Financial Services NA, LLC, JPMorgan Chase Bank, N.A., Mercedes-Benz Financial Services USA LLC, Toyota Motor Credit Corporation, PNC Bank, National Association, VW Credit, Inc., American Honda Finance Corporation, U.S. Bank National Association, Wells Fargo Bank, National Association, Capital One, N.A., MassMutual Asset Finance LLC, TD Bank, N.A., World Omni Financial Corp., Truist Bank, and First National Bank of Pennsylvania as lenders. The Second Credit Agreement Amendment amended the Company’s existing Fifth Amended, Restated and Consolidated Credit Agreement, dated as of April 14, 2021, among the Company, the subsidiaries of the Company named therein, each lender a party thereto, and Bank of America, N.A., as administrative agent, revolving swing line lender, new vehicle swing line lender, used vehicle swing line lender, and a letter of credit issuer (as amended, the “Credit Agreement”). The Credit Agreement is comprised of a revolving credit facility (as amended, the “Revolving Credit Facility”), a new vehicle revolving floor plan facility (as amended, the “New Vehicle Floor Plan Facility”) and a used vehicle revolving floor plan facility (as amended, the “Used Vehicle Floor Plan Facility” and, together with the New Vehicle Floor Plan Facility, the “Floor Plan Facilities”).

The Second Credit Agreement Amendment amended the Credit Agreement to, among other things: (i) replace the Credit Agreement’s LIBOR-based Eurodollar reference interest rate option with a reference interest rate option based upon one month Term SOFR (as defined in the Credit Agreement); (ii) amend the provisions relating to the basis for inclusion of real property owned by the Company or certain of its subsidiaries in the borrowing base for the Revolving Credit Facility; (iii) amend the minimum amount for commitments under the Revolving Credit Facility and the proportion that such commitments under the Revolving Credit Facility may compose of the total commitments made by the lenders; and (iv) adjust aspects of the offset account used for voluntary reductions to loans under the Floor Plan Facilities.

Item 2.03.    Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 is incorporated by reference into this Item 2.03.

Item 9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description

99.1
Amendment No. 2 to Fifth Amended, Restated and Consolidated Credit Agreement, dated as of October 7, 2022, among Sonic Automotive, Inc.; the subsidiaries of Sonic Automotive, Inc. named therein; each lender a party thereto; and Bank of America, N.A., as administrative agent, revolving swing line lender, new vehicle swing line lender, used vehicle swing line lender and an l/c issuer.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SONIC AUTOMOTIVE, INC.

October 13, 2022	By:	/s/ STEPHEN K. COSS
Stephen K. Coss
Senior Vice President and General Counsel